                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        LONG BEACH FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                     [LOGO]

                        LONG BEACH FINANCIAL CORPORATION
                     1100 TOWN AND COUNTRY ROAD, SUITE 1650
                            ORANGE, CALIFORNIA 92868

                                 April 28, 1999

Dear Stockholders:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Long Beach Financial Corporation (the "Company") scheduled to be held on Tuesday, June 1, 1999, at 10:00 a.m., Pacific Time, at the Hyatt Regency Alicante Hotel, 100 Plaza Alicante, Anaheim, California 92840.

     Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow this letter. Also included is a proxy card and postage paid return envelope. A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1998 also is enclosed.

     YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, NO MATTER HOW MANY SHARES YOU OWN. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU WILL STILL HAVE THE OPPORTUNITY TO DO SO.

     The Board of Directors appreciates your continued interest in the affairs of the Company. We look forward to personally greeting those stockholders who are able to attend the 1999 Annual Meeting of Stockholders.

                                          Sincerely,

                                          /s/ M. JACK MAYESH
                                          --------------------------------------
                                          M. Jack Mayesh
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

                        LONG BEACH FINANCIAL CORPORATION
                     1100 TOWN AND COUNTRY ROAD, SUITE 1650
                            ORANGE, CALIFORNIA 92868

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 1999

To the Stockholders of Long Beach Financial Corporation:

     The Annual Meeting of Stockholders of Long Beach Financial Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, June 1, 1999, at 10:00 a.m., Pacific Time, at the Hyatt Regency Alicante Hotel, 100 Plaza Alicante, Anaheim, California 92840, for the following purposes:

     1. To elect two directors of the Company, each to serve a three-year term and until his successor is duly elected and qualified.

     2. To ratify and approve the Company's 1997 Stock Incentive Plan (the "Plan"), including an amendment providing for a 750,000 share increase to the aggregate number of shares of the Company's Common Stock reserved for issuance under the Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Company's Board of Directors has fixed the close of business on April 15, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment(s) thereof. Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND ELECT TO DO SO, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors

                                          /s/ JAMES J. SULLIVAN
                                          --------------------------------------
                                          James J. Sullivan
                                          Senior Vice President, General Counsel
                                          and Secretary

Orange, California
April 28, 1999

                        LONG BEACH FINANCIAL CORPORATION
                     1100 TOWN AND COUNTRY ROAD, SUITE 1650
                            ORANGE, CALIFORNIA 92868
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 1, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Long Beach Financial Corporation, a Delaware corporation (the "Company"), for use at the Company's 1999 Annual Meeting of Stockholders to be held on Tuesday, June 1, 1999, at 10:00 a.m., Pacific Time (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held at the Hyatt Regency Alicante Hotel, at 100 Plaza Alicante, Anaheim, California 92840. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about April 28, 1999.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy and the cost of soliciting proxies will be paid by the Company. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals. Proxies may be solicited in person or by telephone, telefax or other electronic means by personnel of the Company who will not receive any additional compensation for such solicitation. In addition, the Company has retained Morrow & Co., Inc., to assist in the solicitation of proxies, and it is estimated that its fees will not exceed $6,000.

                                     VOTING

     The close of business on April 15, 1999 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. On the Record Date, the Company had outstanding 22,609,618 shares of Common Stock, $.001 par value per share (the "Common Stock"). The Common Stock is the only outstanding class of securities entitled to vote at the Meeting. A stockholder is entitled to cast one vote for each share of Common Stock held on the Record Date on all matters to be considered at the Meeting. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present, but will not be considered as having voted for the purpose of determining the outcome of a vote. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain matters.

     For the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "for all nominees," "withhold authority to vote for all nominees" or specifying that votes be withheld from one or more designated nominees are counted to determine the total number of votes cast, and broker non-votes are not counted. Therefore, abstentions and broker non-votes have no effect on the outcome of the election. For the adoption of all other proposals, which are decided by a majority of the shares present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "For," "Against" or "Abstain" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted. Thus, abstentions have the same effect as a vote against a proposal, but broker non-votes have no effect on the outcome of the proposal.

     Unless otherwise directed by the stockholder in the proxy, each proxy submitted by a stockholder will be voted for (i) election of David S. Engelman and M. Jack Mayesh, the two director-nominees, and (ii) ratification and approval of the Company's 1997 Stock Incentive Plan (the "Plan"), including a recent amendment to the Plan providing for a 750,000 share increase to the aggregate number of shares of Common Stock reserved for issuance under the Plan. The Board of Directors of the Company also recently amended the

Plan to (i) eliminate the authority of the Company to decrease the exercise price of shares that may be acquired pursuant to awards granted under the Plan;
(ii) limit to 10% the number of shares that may be issued under the Plan pursuant to awards other than stock options; and (iii) limit awards to non-employee directors to not more than (a) 30,000 shares per non-employee director per calendar year and (b) 300,000 shares, in the aggregate, to all non-employee directors. A more detailed description of the Plan and amendments thereto is included in this Proxy Statement under the heading "Proposal
2 -- Ratification and Approval of the Company's 1997 Stock Incentive Plan."

     If a stockholder has submitted a proxy appropriately directing how the shares represented by the proxy are to be voted, such shares will be voted according to the stockholder's direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Meeting and elects to vote the shares represented thereby in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of April 15, 1999 by those known by the Company to be beneficial owners of more than five percent (5%) of the outstanding shares of the Company's Common Stock, by each of the current directors, by each of the executive officers named in the Summary Compensation Table found later in this Proxy Statement, and by all directors and executive officers of the Company as a group. On April 15, 1999, there were 22,609,618 shares of Common Stock outstanding. The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has either investment or voting power. Unless otherwise stated, and except for voting and investment powers held jointly with a person's spouse, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based upon filings made by the respective beneficial owners with the U.S. Securities and Exchange Commission or information provided to the Company by such beneficial owners.

           NAME AND ADDRESS                   AMOUNT AND NATURE          PERCENT OF
        OF BENEFICIAL OWNER(1)            OF BENEFICIAL OWNERSHIP(2)    COMMON STOCK
        ----------------------            --------------------------    ------------
Neumeier Investment Counsel LLC.......            2,542,000(3)             11.24%
  26435 Carmel Rancho Blvd.
  Carmel, CA 93923
Thomson Horstmann & Bryant, Inc.......            2,362,150(4)             10.45%
  Park 80 West, Plaza Two
  Saddle Brook, NJ 07663
Franklin Resources, Inc...............            2,102,400(5)              9.30%
  777 Mariners Island Boulevard
  San Mateo, California 94404
FMR Corp..............................            1,873,210(6)              8.29%
  82 Devonshire Street
  Boston, Massachusetts 02109
Becker Capital Management, Inc........            1,435,800(7)              6.35%
  1211 SW Fifth Avenue, Suite 2185
  Portland, Oregon 97204
Putnam Investments, Inc...............            1,353,055(8)              5.98%
  One Post Office Square
  Boston, MA 02109
M. Jack Mayesh........................              269,230(9)              1.18%
David S. Engelman.....................               23,134(10)                *
Richard A. Kraemer....................               33,334(10)                *
C. Stephen Mansfield..................               18,334(10)                *
Edward Resendez.......................              218,450(9)                 *

           NAME AND ADDRESS                   AMOUNT AND NATURE          PERCENT OF
        OF BENEFICIAL OWNER(1)            OF BENEFICIAL OWNERSHIP(2)    COMMON STOCK
        ----------------------            --------------------------    ------------
Frank J. Curry........................              215,385(9)                 *
William K. Komperda...................              200,000(11)                *
James H. Leonetti.....................               41,000(12)                *
All directors and executive officers              1,091,867(13)             4.63%
  as a group (10 persons).............

---------------
  *  Less than 1%

 (1) Unless otherwise indicated, the address of each stockholder is care of Long Beach Financial Corporation, 1100 Town and Country Road, Suite 1650, Orange, California 92868.

 (2) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended. Shares not outstanding that are subject to options exercisable by the holder thereof within 60 days of April 15, 1999 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

 (3) Information is based solely on a Schedule 13G dated December 17, 1998 filed by Neumeier Investment Counsel LLC, in which it disclosed that it had sole voting power over 1,632,900 shares and sole disposition power over 2,542,000 shares.

 (4) Information is based solely on a Schedule 13G dated January 25, 1999 filed by Thomson Horstmann & Bryant, Inc., in which it disclosed that it had sole voting power over 1,549,600 shares, shared voting power over 40,600 shares and sole disposition power over 2,362,150 shares.

 (5) Information is based solely on a Schedule 13G dated January 27, 1999 filed by Franklin Resources, Inc.

 (6) Information is based solely on a Schedule 13G dated February 1, 1999 filed by FMR Corp., in which it disclosed that it had sole voting power over 509,600 shares and sole disposition power over 1,873,210 shares.

 (7) Information is based solely on a Schedule 13G dated February 10, 1999 filed by Becker Capital Management, Inc.

 (8) Information is based solely on a Schedule 13G dated January 26, 1999 filed by Putnam Investments, Inc., in which it disclosed that it had sole voting power over none of the shares, shared voting power over 370,255 shares and disposition power over none of the shares.

 (9) Includes 200,000 shares subject to options that are exercisable within 60 days.

(10) Includes 18,334 shares subject to options that are exercisable within 60 days.

(11) Includes 190,000 shares subject to options that are exercisable within 60 days.

(12) Includes 40,000 shares subject to options that are exercisable within 60 days.

(13) Includes 955,002 shares subject to options that are exercisable within 60 days.

                                   PROPOSAL 1

                         ELECTION OF CLASS II DIRECTORS

     The Board of Directors of the Company currently consists of five directors and is divided into three classes. Directors are elected for a staggered term of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are duly elected and qualified. At the Meeting, two Class II directors will be elected, each to serve a three-year term expiring in 2002 and until his successor is duly elected and qualified. The terms of the Class I and Class III directors will expire at the annual meetings of stockholders to be held in 2001 and 2000, respectively.

     David S. Engelman and M. Jack Mayesh, the nominees for election at the Meeting, are incumbent directors. Each of the nominees has consented to serve as a director if elected. Except to the extent that authority to vote for any nominee is withheld in a proxy, shares represented by proxies will be voted for both nominees. In the event that either of the nominees should, before the Meeting, become unable to serve if elected, shares represented by proxies will be voted for such substitute nominee as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the Company's knowledge, each of the nominees will be available to serve.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                EACH OF THE NOMINEES FOR ELECTION AT THE MEETING

BACKGROUND OF THE COMPANY'S BUSINESS

     The Company, through its wholly-owned subsidiary, Long Beach Mortgage Company ("LBMC"), is a specialty finance company engaged in the business of originating, purchasing and selling sub-prime residential mortgage loans secured by one- to four-unit family residences. Prior to May 2, 1997, the Company operated as the Wholesale Division of a company now known as Ameriquest Mortgage Company ("AMC"). On May 2, 1997, immediately prior to the closing of the initial public sale of the Company's Common Stock, AMC reorganized its business operations (the "Reorganization") by transferring to the Company certain of the assets, liabilities and personnel relating to AMC's broker-sourced lending and loan sales operations.

     The Company's broker-sourced mortgage loan business was begun in 1988 by Long Beach Savings and Loan Association, later known as Long Beach Bank, F.S.B. ("Long Beach Bank"). In October 1994, Long Beach Bank ceased operations and transferred its broker-sourced business, along with its other operations, to AMC.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

     The following biographical information is furnished with respect to each nominee for election as a Class II director and each other director of the Company.

     Class I Directors

     Richard A. Kraemer, age 54, has served as a director of the Company and LBMC since May 1997. He was Vice Chairman of Republic New York Corporation and Republic National Bank from March 1996 to March 1999. He served as Chairman of the Board and Chief Executive Officer of Brooklyn Bancorp, Inc. and CrossLand Federal Savings Bank from August 1993 to March 1996, after having held the position of President and Chief Executive Officer since his hire by the Federal Deposit Insurance Corporation in January 1992. From November 1990 to January 1992, he served as Chairman of the Board and Chief Executive Officer of the Bowery Savings Bank and The Home Savings Bank, wholly-owned subsidiaries of Home Savings of America, Executive Vice President of H.F. Ahmanson & Co. and Director of Home Savings of America. Mr. Kraemer was Chairman, President and Chief Executive Officer of The Home Savings Bank from 1988 to 1990, when it was acquired by Home Savings of America, and President and Chief Operating Officer of The Home Savings Bank from 1984 to 1987.

     Edward Resendez, age 42, has served as President and a director of the Company since January 1997 and as President and a director of LBMC since April 1997. Between August 1995 and May 1997, Mr. Resendez served as President of the broker-sourced mortgage loan division of AMC. From January 1995 through August 1995, Mr. Resendez served as First Vice President of the broker-sourced mortgage loan division of AMC, where he oversaw residential lending and production. From October 1994 through January 1995, he served as First Vice President of the broker-sourced and direct-sourced mortgage loan divisions of AMC, where he oversaw residential lending and production, and held the same position for Long Beach Bank from November 1993 through October 1994. From 1987 through 1993, Mr. Resendez served as Vice President of Long Beach Bank, with a variety of managerial responsibilities in the broker-sourced and direct-sourced mortgage loan divisions, including loan production, risk management, internal auditing and regulatory compliance.

     Class II Directors

     David S. Engelman, age 61, is a private investor and has served as a director of the Company and LBMC since March 1997. He also serves as a director of MGIC Investment Corporation, Mortgage Guaranty Insurance Corporation and Fleetwood Enterprises, Inc. Mr. Engelman served as Chairman, Chief Executive Officer and President of UnionFed Financial Corporation from 1991 until March 1997, and held the same positions at its subsidiary, Union Federal Bank, until the Office of Thrift Supervision appointed a receiver for the bank in August 1996. From 1989 to 1991, Mr. Engelman was a consultant to Portland General Corporation, a diversified public utility holding company, with responsibility for the management and liquidation of real estate assets.

     M. Jack Mayesh, age 57, has served as Chairman of the Board and Chief Executive Officer of the Company since January 1997, and as Chairman of the Board and Chief Executive Officer of LBMC since April 1997. Prior to May 1997, he served as President of AMC since its formation in October 1994. Mr. Mayesh was employed by Long Beach Bank in a variety of positions between 1983 and 1994, including serving as President between 1993 and 1994 and as Executive Vice President, with responsibility for liability management and secondary market loan sales activities, from 1986 to 1993.

     Class III Director

     C. Stephen Mansfield, age 59, has served as a director of the Company since January 1997 and as a director of LBMC since April 1996. From September 1996 to December 1998, Mr. Mansfield served as a director of Marine National Bank. Mr. Mansfield was a partner with Deloitte & Touche and its predecessors from 1977 until he retired as a senior partner in 1990.

BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors has created and delegated certain authority to its Compensation Committee and Audit Committee. The Company has no standing nominating committee.

     The Audit Committee currently consists of Mr. Mansfield (Chairman), Mr. Engelman and Mr. Kraemer, all of whom are outside directors. The Audit Committee, among other things, makes recommendations to the Board of Directors concerning the engagement of independent public accountants, monitors and reviews the quality and activities of the Company's internal audit function and those of its independent accountants, and monitors the adequacy of the Company's operating and internal controls and policies as reported by management and the independent or internal auditors.

     The Compensation Committee currently consists of Mr. Engelman (Chairman), Mr. Kraemer and Mr. Mansfield. The Compensation Committee, among other things, reviews salaries, benefits and other compensation, including stock-based compensation under the Company's 1997 Stock Incentive Plan, of directors, officers and other employees of the Company and makes recommendations to the Board of Directors.

     During the Company's fiscal year ended December 31, 1998, there were 11 meetings of the Board of Directors, 6 meetings of the Audit Committee, and 9 meetings of the Compensation Committee. While a director, each of the current Board members attended 75% or more of the meetings of the Board of Directors and meetings of the committees on which he served during such period.

NON-EMPLOYEE DIRECTORS COMPENSATION

     Directors who are also employees of the Company receive no extra compensation for their services on the Board of Directors. Non-employee directors receive an annual retainer of $25,000 and a meeting fee of $1,500 for each board and committee meeting attended (increased from $1,000 effective January 1, 1999). If a committee meeting is held on or near the date of a board meeting, the committee meeting fee is reduced to $500. Each chairman of a committee of the Board of Directors also receives an annual retainer of $3,000. All directors are reimbursed for expenses incurred to attend meetings of the Board of Directors or committees thereof.

     During the Company's 1998 fiscal year, each non-employee director was granted an option to purchase 5,000 shares of Common Stock pursuant to the terms of the Company's 1997 Stock Incentive Plan. One-third of such options vest each year over three years.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

     The following biographical information is furnished with respect to each of the executive officers of the Company. Officers generally are appointed annually for one-year terms or until their successors are duly appointed and qualified.

         NAME             AGE                                POSITIONS
         ----             ---                                ---------
M. Jack Mayesh........    57     Chairman of the Board and Chief Executive Officer of the Company
                                   and LBMC
Edward Resendez.......    42     President and Director of the Company and LBMC
Frank J. Curry........    37     Executive Vice President of the Company and Executive Vice
                                   President, Chief Operating Officer of LBMC
William K. Komperda...    39     Executive Vice President, Managing Director of Capital Markets and
                                   Strategic Planning of the Company and LBMC
James H. Leonetti.....    39     Senior Vice President, Chief Financial Officer of the Company and
                                   LBMC
James J. Sullivan.....    41     Senior Vice President, General Counsel and Secretary of the
                                   Company and LBMC
Elizabeth A. Wood.....    36     Senior Vice President, Organizational Development and Human
                                   Resources of the Company and LBMC

     Frank J. Curry has served as Executive Vice President of the Company since January 1997, Executive Vice President of LBMC since April 1997, and Chief Operating Officer of LBMC since October 1997. He served as Executive Vice President of the broker-sourced mortgage loan division of AMC between August 1995 and May 1997, with responsibility for production and processing, and held the position of Divisional Vice President with Long Beach Bank from 1993 to October 1994. Mr. Curry was employed by Long Beach Bank in a variety of other positions between 1988 and 1993, including serving as a Regional Vice President in charge of expansion of the broker-sourced mortgage loan division from 1992 to 1993, as a regional manager of broker-sourced mortgage loan activities from 1990 to 1992, and as a sales manager responsible for broker-sourced mortgage loan production from 1988 to 1990.

     William K. Komperda has served as Executive Vice President, Managing Director of Capital Markets and Strategic Planning of the Company and LBMC since November 1997, after joining the Company and LBMC as Senior Vice President, Managing Director of Capital Markets and Strategic Planning in May 1997. From March 1987 to May 1997, Mr. Komperda was with Greenwich Capital Markets, Inc., most recently as Senior Vice President. Prior to March 1987, Mr. Komperda was Manager of Structured Finance at Citicorp Homeowners, Inc. and an accountant for Citicorp Acceptance Company, Inc.

     James H. Leonetti, C.P.A., has served as Senior Vice President, Chief Financial Officer of the Company and LBMC since March 1997. Prior to the Reorganization, he was employed by the broker-sourced mortgage loan division of AMC beginning March 1997. From 1989 to March 1997, Mr. Leonetti was employed by California Federal Bank, most recently as Senior Vice President and Controller, with a variety of responsibilities, including directing the financial functions for the bank's consumer finance and real estate subsidiaries, directing the corporate accounting functions and related activities of the bank. From 1984 to 1989, Mr. Leonetti served as Vice President and Assistant Controller of FarWest Financial Corp., where he managed accounting functions. From 1982 to 1984, Mr. Leonetti was employed at the firm of KPMG Peat Marwick LLP.

     James J. Sullivan, C.P.A., J.D., has served as Senior Vice President, General Counsel and Secretary of the Company and LBMC since March 1997. Prior to the Reorganization, he was employed by the broker-sourced mortgage loan division of AMC beginning March 1997. From July 1991 to March 1997, Mr. Sullivan served as Vice President and Legal Counsel of American Savings Bank, F.A., with a variety of responsibilities, including serving as the lead corporate attorney for the bank and its subsidiaries, the attorney in charge of the bank's finance division, and the lead transactional attorney for the bank's loan servicing division. From 1985 to July 1991, Mr. Sullivan was employed as an associate at the law firm of Gibson, Dunn & Crutcher LLP, where his practice focused on mergers and acquisitions, public and private financings, asset-based lending, general Securities and Exchange Commission compliance work, and bank regulatory advice.

     Elizabeth A. Wood has served as Senior Vice President, Organizational Development and Human Resources of the Company since November 1997 and as Senior Vice President, Organizational Development and Human Resources of LBMC since March 1997. Prior to the Reorganization, she was employed by the broker-sourced mortgage loan division of AMC beginning March 1997. From May 1993 to February 1997, Ms. Wood was employed as the Director, Human Resources -- California for Bankers Trust Company. Before joining Bankers Trust, Ms. Wood served as Vice President, Staffing, Management Development and Employee Relations of Glendale Federal Bank.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation paid by the Company to its Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers") for services rendered during 1998.

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                               ANNUAL           ------------
                                                         COMPENSATION(1)(2)      SECURITIES
                                                       ----------------------    UNDERLYING       ALL OTHER
         NAME AND PRINCIPAL POSITION           YEAR    SALARY ($)   BONUS ($)    OPTIONS(#)    COMPENSATION($)
         ---------------------------           ----    ----------   ---------   ------------   ---------------
M. Jack Mayesh...............................  1998     350,000      285,000            0                0
  Chairman of the Board and                    1997     133,333      186,000      500,000                0
  Chief Executive Officer
Edward Resendez..............................  1998     350,000      285,000            0                0
  President                                    1997     133,333      186,000      500,000                0
Frank J. Curry...............................  1998     350,000      285,000            0                0
  Executive Vice President                     1997     133,333      186,000      500,000                0
William K. Komperda..........................  1998     350,000      285,000            0          200,000(3)
  Executive Vice President,                    1997     106,154      124,000      475,000                0
  Managing Director of Capital Markets
  and Strategic Planning
James H. Leonetti............................  1998     182,000      123,500            0                0
  Senior Vice President,                       1997     116,667       92,148      100,000                0
  Chief Financial Officer

---------------
(1) Annual compensation does not include the cost to the Company of personal benefits certain executives receive in addition to salary and cash bonuses. The aggregate cost of such personal benefits received by each Named Executive Officer, however, did not exceed the lesser of either $50,000 or 10% of his total salary and cash bonus for 1998.

(2) Annual compensation for 1997 includes salary and bonus earned by each Named Executive Officer after the May 1997 Reorganization and does not include amounts paid by AMC to Messrs. Mayesh, Resendez, Curry and Leonetti for services performed by them as employees of AMC prior to the Reorganization.

(3) During 1998, Mr. Komperda received $200,000 as payment in full for the Company's total obligation to reimburse him for expenses (grossed-up for income taxes) incurred by him in connection with the relocation of his residence from Connecticut to California.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock options or stock appreciation rights were granted to any of the Named Executive Officers during the fiscal year ended December 31, 1998.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 1998. The following table provides certain information concerning unexercised options held as of December 31, 1998 by the Named Executive Officers.

                                                                                              VALUE OF UNEXERCISED
                                                                NUMBER OF UNEXERCISED          IN-THE-MONEY OPTION
                                                                  OPTION SHARES AT               SHARES HELD AT
                                                                     12/31/98(#)                 12/31/98($)(1)
                         SHARES ACQUIRED ON      VALUE       ---------------------------   ---------------------------
         NAME               EXERCISE(#)       REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ------------------   ------------   -----------   -------------   -----------   -------------
M. Jack Mayesh.........          0                 0           100,000        400,000        100,000        400,000
Edward Resendez........          0                 0           100,000        400,000        100,000        400,000
Frank J. Curry.........          0                 0           100,000        400,000        100,000        400,000
William K. Komperda....          0                 0            95,000        380,000              0              0
James H. Leonetti......          0                 0            20,000         80,000         20,000         80,000

---------------
(1) The value of each unexercised "in-the-money" option share is the difference between the market price of the Common Stock at December 31, 1998 and the exercise price of the option, multiplied by the number of shares subject to the option. The closing price of the Company's Common Stock on December 31, 1998 on the Nasdaq National Market was $7.50.

EMPLOYMENT AGREEMENTS AND COMPENSATION ARRANGEMENTS

     The Company and LBMC have entered into an employment agreement with each of the Named Executive Officers. The employment agreements for Messrs. Mayesh, Resendez, Curry and Komperda were amended effective January 1, 1998 and provide for an annual base salary of $350,000, plus an annual bonus of up to 175% of base salary. The entire amount of the 1999 annual bonus for Messrs. Mayesh and Resendez and the primary portion of the bonus for Messrs. Curry and Komperda will be based on the Company's 1999 performance relative to various corporate key performance indicators. These indicators include (i) growth in earnings, loan production and sales, (ii) containment of costs, (iii) performance of the Company's servicing operations and (iv) changes in the market price of the Company's Common Stock relative to the industry. The 1999 bonus for Messrs. Curry and Komperda also will be based on their achievement of certain individual key performance indicators to be evaluated by the Compensation Committee.

     Effective January 1, 1999, Mr. Leonetti's annual base salary was increased to $205,000. Under his employment agreement, Mr. Leonetti also is entitled to an annual bonus of up to 75% of base salary. The amount of Mr. Leonetti's 1999 annual bonus will be based primarily on his achievement of certain individual key performance indicators to be evaluated by the Compensation Committee. His 1999 bonus also will be based on the Company's performance relative to the corporate key performance indicators described above.

     Each Named Executive Officer is entitled, pursuant to his employment agreement, to severance and other payments following termination of his employment under certain circumstances, including termination by the Company without cause and termination by such officer for good reason. For such purpose, an officer will be deemed to have good reason to terminate employment upon (i) the material reduction or material adverse modification of such officer's authority or duties, (ii) any reduction in such officer's base salary or bonus calculation or material reduction in benefits or (iii) any requirement to move such officer's principal place of employment to a location beyond a 50 mile radius from the Company's existing executive offices located in Orange, California. If a Named Executive Officer's employment is terminated without cause or for good reason, the officer will be entitled to receive monthly severance payments from the Company for a 12 month period following termination. The monthly payment will equal one-twelfth of the officer's annual base salary plus 50% of his maximum bonus potential for the year of termination. In addition, if any of Messrs. Mayesh, Resendez, Curry or Komperda is terminated without cause or for good reason, all of the stock options initially granted to such officer in 1997 will vest upon such termination. If Mr. Leonetti's employment terminates without cause or for good reason, all stock options initially granted to him in 1997 that would vest within 12 months following such termination will vest as of the date of such termination. The employment agreements require each Named Executive Officer to devote his best efforts to the interests and business of the Company and contain proprietary information, nonsolicitation and, in the case of Messrs. Mayesh, Resendez, Curry and Komperda, noncompetition provisions for specified periods following termination of employment. Each of the Company's Named Executive Officers is also entitled to specified benefits and reimbursement of expenses.

     The employment agreement for each Named Executive Officer also provides for a lump-sum cash payment to such officer in the event of a change in control of the Company. The amount of such payment for each of Messrs. Mayesh, Resendez, Curry and Komperda would be equal to such officer's base salary then in effect, plus 175% of such annual base salary. The amount of such payment for Mr. Leonetti would be equal to his base salary then in effect, plus 75% of such annual base salary. Following a change in control, each of the Named Executive Officers would no longer be entitled to receive any severance pay provided under the employment agreement. Each Named Executive Officer, however, would be entitled to receive a pro-rated cash bonus payable upon a change in control of the Company. The amount of such pro-rated bonus for each of Messrs. Mayesh, Resendez, Curry and Komperda would be equal to 100% of such officer's annual base salary, pro-rated from January 1 through the date of such change in control. The amount of such pro-rated bonus for Mr. Leonetti would be equal to 75% of his annual base salary, pro-rated from January 1 through the date of such change in control.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     During the 1998 fiscal year, the Compensation Committee of the Board of Directors was comprised of David S. Engelman (Chairman), Richard A. Kraemer and
C. Stephen Mansfield, who are non-employee directors of the Company. The Board of Directors delegates to the Compensation Committee the responsibility for developing and administering policies and programs which govern the total compensation program for the executive officers of the Company. The Committee also administers the Company's 1997 Stock Incentive Plan.

     The Company's executive compensation program is designed to (i) provide competitive levels of overall compensation that will attract and retain the best executive talent in the industry, (ii) motivate executive officers to perform at their highest level, (iii) align executive officer and stockholder interests to achieve continued growth in stockholder value and (iv) reward executive officers for achievement of corporate and individual objectives.

     To achieve these goals, the Compensation Committee and the Board of Directors have established an executive compensation program consisting primarily of three integrated components: (i) base salary, (ii) bonuses which are either discretionary or based upon Company or subsidiary performance and
(iii) stock options to provide long-term incentives for performance and to align executive officer and stockholder interests. In its annual review of executive compensation, the Committee is guided by competitive market data on overall compensation, changes in pay levels, and the mix of compensation elements for senior executives in the industry group as well as in a variety of other companies. The Committee from time to time may use data derived from compensation surveys prepared by independent consultants.

     Base Salary. Base salaries for executive officers are set by the Compensation Committee based upon individual performance and achievement, areas of responsibility, job description, the demand for the officers' skills in the market place and internal and external comparability. During 1998, the Compensation Committee approved an increase to the base salaries of Messrs. Mayesh, Resendez, Curry and Komperda effective January 1, 1998. Following its analysis of competitive market data and other factors, the Compensation Committee approved an increase in the base salary of Mr. Leonetti effective January 1, 1999.

     Annual Bonus. All executive officers are entitled to an annual bonus based upon the Company's financial and operating results and, for certain officers, their performance measured to individual key objectives. The maximum annual bonus payable to each of the executive officers, including the Chief Executive Officer, is based on a percentage of his or her annual base salary. Executive officers are entitled to receive a performance bonus for a year only if the Company's earnings for such year exceed a threshold amount specified by the Compensation Committee. During 1998, the Compensation Committee approved an increase in the maximum annual bonus percentages for Messrs. Mayesh, Resendez, Curry and Komperda after completing an analysis of senior executive compensation.

     Stock Options. The third component of the compensation program for executive officers is in the form of stock option awards. The Company's 1997 Stock Incentive Plan provides for long-term incentive compensation for executive officers of the Company. Stock option awards align the interests of executive officers with those of stockholders by providing an equity interest in the Company, thereby providing incentive for such executive officers to maximize stockholder value. Option awards directly tie executive compensation to the value of the Company's Common Stock. The Compensation Committee is responsible for determining, subject to the terms of the 1997 Stock Incentive Plan, the individuals to whom grants are made, the timing of grants and the number of shares per grant. The number of shares are determined based upon the individual's position in the Company, competitive market practice and the number of unvested shares already held by the individual. Stock options are granted with an exercise price no less than the fair market value of the Company's Common Stock on the date of grant. During 1998, no stock options or other stock-based incentive awards were granted to any of the executive officers of the Company.

     Chief Executive Officer Compensation. For the year ended December 31, 1998, Mr. Mayesh, the Company's Chief Executive Officer, received an annual base salary of $350,000 and a performance bonus equal to $285,000. The amount of Mr. Mayesh's 1998 annual performance bonus was based primarily on the level of the Company's after tax net earnings for 1998. In setting Mr. Mayesh's bonus, the Compensation Committee also took into consideration the Company's many achievements in 1998, including record loan production, revenue and earnings, and the successful completion of the Company's corporate infrastructure and data center and implementation of an independent servicing platform.

     Policy with Respect to Internal Revenue Code Section 162(m). In 1993, the Internal Revenue Code was amended to add Section 162(m). Section 162(m) and the regulations thereunder place a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company's policy is generally to preserve the federal income tax deductibility of compensation paid, to the extent feasible. The Committee believes that awards under the Company's 1997 Stock Incentive Plan will qualify as performance-based compensation and thereby will be excluded from the $1,000,000 limitation. Notwithstanding the Company's policy to preserve the federal income tax deductibility of compensation payments, under certain circumstances, the Compensation Committee, in its discretion, may authorize payments such as salary, bonuses or otherwise that may cause an executive officer's income to exceed deductible limits.

                                          Respectfully submitted,

                                          David S. Engelman, Chairman
                                          Richard A. Kraemer
                                          C. Stephen Mansfield

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1998, the Compensation Committee of the Company's Board of Directors consisted of David S. Engelman (Chairman), Richard A. Kraemer and C. Stephen Mansfield. No current member of the Compensation Committee is a current or former officer or employee of the Company. There are no compensation committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

                            STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Stock Market-US Index and the Nasdaq Financial Stocks Index for the period commencing on April 28, 1997 (the date on which the Company's Common Stock was first publicly traded) and ending on March 31, 1999. The graph assumes that $100 was invested on April 28, 1997 in the Company's Common Stock and each index. No cash dividends have been declared on the Company's Common Stock. The comparisons in the graph are required by the U.S. Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                           COMPARISON OF TOTAL RETURN
     SINCE THE INITIAL PUBLIC OFFERING OF LONG BEACH FINANCIAL CORPORATION AMONG LONG BEACH FINANCIAL CORPORATION, THE NASDAQ STOCK MARKET-US INDEX AND
                       THE NASDAQ FINANCIAL STOCKS INDEX

                                                          LBFC                     NASDAQ - US             NASDAQ - FINANCIAL
                                                          ----                     -----------             ------------------
04/29/97                                                 100.00                      100.00                      100.00
06/30/97                                                 132.08                      116.28                      115.59
09/30/97                                                 204.72                      135.97                      134.88
12/31/97                                                 175.47                      127.39                      145.36
03/31/98                                                 192.45                      149.07                      154.08
06/30/98                                                 166.04                      153.13                      150.08
09/30/98                                                 139.62                      138.33                      124.26
12/31/98                                                 113.21                      179.49                      140.89
03/31/99                                                 148.08                      200.45                      137.32

                          04/29/97   06/30/97   09/30/97   12/31/97   03/31/98   06/30/98   09/30/98   12/31/98   3/31/99
LBFC....................  $100.00    $132.08    $204.72    $175.47    $192.45    $166.04    $139.62    $113.21    $148.08
Nasdaq -- US............  $100.00    $116.25    $135.88    $127.26    $148.93    $152.99    $138.20    $179.33    $200.45
Nasdaq -- Financial.....  $100.00    $115.58    $134.88    $145.35    $154.08    $150.08    $124.25    $140.87    $137.32

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the directors and executive officers of the Company and persons who own more than 10% of the Company's equity securities are required to report their initial ownership of the Company's equity securities and any subsequent changes in that ownership to the U.S. Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during the fiscal year ended December 31, 1998. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended December 31, 1998, all of these reports were filed timely.

                                   PROPOSAL 2

                    RATIFICATION, APPROVAL AND AMENDMENT OF
                    THE COMPANY'S 1997 STOCK INCENTIVE PLAN

GENERAL

     On February 18, 1997, the Board of Directors of the Company adopted, with the approval of AMC (the Company's then sole stockholder), the 1997 Stock Incentive Plan (the "Plan"), to enable directors, officers and employees of the Company and its affiliates to participate in the ownership of the Company. At total of 3,000,000 shares of the Company's Common Stock were reserved for issuance under the Plan.

     On March 23, 1999, the Board of Directors amended the Plan to (i) eliminate the authority of the Company to decrease the exercise price of shares that may be acquired pursuant to awards granted under the Plan; (ii) limit to 10% the number of shares that may be issued under the Plan pursuant to awards other than stock options; and (iii) limit awards to non-employee directors to not more than
(a) 30,000 shares per non-employee director per calendar year and (b) 300,000 shares, in the aggregate, to all non-employee directors. On such date, the Board also authorized the adoption, subject to stockholder approval, of an amendment to the Plan providing for a 750,000 share increase to the aggregate number of shares of the Company's Common Stock reserved for issuance under the Plan. If approved by the stockholders, this amendment will bring to 3,750,000 the total number of shares that may be issued pursuant to awards under the Plan.

     As of April 15, 1999, options to purchase a total of 2,887,150 shares remain outstanding, and a total of 10,600 shares have been issued pursuant to the exercise of options. Accordingly, only 102,250 shares are available for the grant of additional options under the Plan, which the Company believes is necessary to recruit, retain, and motivate qualified employees to achieve the Company's projected growth.

     The Company's stockholders are being asked to ratify and approve the amendment to the Plan to increase by 750,000 the total number of shares of Common Stock reserved for issuance under the Plan. The Company's stockholders also are being asked to approve the Plan in its entirety so that compensation relating to options and other stock-based awards under the Plan are not subject to the deduction limits of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The affirmative vote of the majority of those shares present and voting at the Meeting is required to approve Proposal 2.

SUMMARY OF THE 1997 STOCK INCENTIVE PLAN

     Purpose and Eligibility. The Plan is intended to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate management of the Company and its affiliates and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. The persons eligible to receive grants ("Awards") of stock options and other stock-based incentive awards under the Plan include directors, officers, employees, consultants, and advisors of the Company and its affiliated entities, but non-employee directors of the Company may receive no more than (i) 30,000 shares per non-employee director per calendar year and (ii) 300,000 shares in the aggregate. As of April 15, 1999, there were approximately 870 employees and non-employee directors of the Company.

     Administration, Amendment and Termination. The administering body for the Plan is the Compensation Committee. As long as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Compensation Committee will be composed solely of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The administering body will have the power to construe the Plan and the rights of recipients of Awards granted thereunder. The administering body will also have the power to (i) discontinue, suspend or amend the Plan in any manner (subject to certain limited exceptions, including increases in the number of shares available that may be the subject of Awards under the Plan and stockholder approval of other amendments that would materially increase the benefits accruing to participants) and (ii) modify, extend, renew or exchange outstanding Awards. The Plan, as amended from time to time, shall, in the discretion of the Compensation

Committee, apply to and govern Awards granted under the Plan prior to the date of such amendment, provided that the consent of an Award holder is required if such amendment would alter, terminate, impair or adversely affect an Award. Awards may be granted under the Plan until the tenth anniversary of the adoption of the Plan by the Company's Board of Directors.

     Securities Subject to the Plan. The Plan provides for the grant of stock options, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits, but limits the grant of Awards other than stock options to not more than 10% of the total number of shares authorized for issuance under the Plan. Stock options granted under the Plan may be incentive stock options ("ISOs") intended to qualify under the provisions of Section 422 of the Code or non-qualified stock options ("Non-Qualified Stock Options") that do not so qualify. The maximum number of shares of Common Stock that may be the subject of Awards granted under the Plan is subject to adjustments for stock splits or other adjustments as discussed below. The shares available under the Plan may either be authorized and unissued shares or shares reacquired by the Company through open market purchases or otherwise. If any Award granted under the Plan expires, terminates or is forfeited before the exercise thereof or the payment in full thereof, the shares covered by the unexercised or unpaid portion will become available for new grants under the Plan.

     If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock) or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to the Plan, (2) the number and kind of shares or other securities subject to then outstanding Awards, and/or (3) the price for each share or other unit of any other securities subject to then outstanding Awards. Any adjustments under the Plan will be made by the Compensation Committee, whose determination as to any adjustment will be final, binding and conclusive.

     Pursuant to the terms of the Plan, the Plan and any then outstanding Awards (whether or not vested) shall automatically terminate as of the effective time and date of any change in control of the Company, unless (i) provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of the Plan, the Plan and the Awards shall terminate by reason of the occurrence of a change in control without provision for any of the action(s) described in clause (i) or (ii) above, then any recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the change in control as the Board shall designate, to exercise the recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested. In March 1998, the Compensation Committee adopted resolutions providing that all stock options previously granted under the Plan shall vest and become exercisable immediately prior to a change in control of the Company, if the holder is a director, officer or employee of the Company or any affiliated entity at such time. All stock options granted after March 1998 also will vest and become exercisable upon a change in control of the Company.

     Terms and Conditions of Awards Under the Plan. The Compensation Committee will select the recipients of Awards granted under the Plan and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the Awards.

     Award Pricing. The pricing of Awards, including the exercise price for stock options granted under the Plan, are determined by the Compensation Committee as of the date the Award is granted, provided that the exercise price for a stock option may be no less than the fair market value of the underlying shares as of such date. Neither the Company's Board of Directors nor the Compensation Committee may decrease the exercise price of shares that may be acquired pursuant to Awards granted under the Plan, unless such decrease is (i) made subject to approval by the stockholders of the Company or (ii) made pursuant to the share adjustment provisions of the Plan.

     Award Vesting. Awards granted under the Plan vest and become exercisable as determined by the Compensation Committee in its discretion. Awards granted under the Plan may be exercised at any time after they vest and before the expiration date determined by the Compensation Committee, provided that no Award may be exercised more than ten years after its grant (five years after grant in the case of any Award intended to qualify as ISOs under the Code and granted to certain holders of significant amounts of the Company's outstanding Common Stock). Furthermore, in the absence of a specific agreement to the contrary, options will generally expire and become unexercisable immediately upon termination of the recipient's employment with the Company for cause, 30 days in the case of termination without cause, or six months after the termination of the recipient's employment with the Company by reason of death, permanent disability or normal retirement. The Compensation Committee may accelerate the vesting of any options and may also extend the period following termination of employment with the Company during which options may vest and/or be exercised (subject to a maximum ten year term from date of grant).

     Award Payments. The exercise price for Awards may be paid in cash or in any other consideration the Compensation Committee deems acceptable, including securities of the Company surrendered by the Award holder or withheld from the shares otherwise deliverable upon exercise. The Company may extend or arrange for the extension of credit to any Award holder to finance the Award holder's purchase of shares upon exercise of the holder's Award on terms approved by the Compensation Committee, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying Common Stock. Consideration received by the Company upon exercise of Awards granted under the Plan will be used for general working capital purposes.

     Limited Transferability of Awards. Awards are generally not transferable by the recipient during the life of the recipient.

     Awards Documentation. Awards granted under the Plan will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the Award. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

     Rights With Respect to Common Stock. No recipient of an Award under the Plan and no beneficiary or other person claiming under or through such individual will have any right, title or interest in or to any shares of Common Stock subject to any Award or any rights as a stockholder unless and until such Award is duly exercised pursuant to the terms of the Plan and the exercise of such Award results in the issuance of shares of Common Stock to the recipient.

     Plan Provisions Regarding Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Chief Executive Officer of the Company and its other four most highly compensated employees, including any compensation relating to an Award under the Plan. To prevent compensation relating to an Award under the Plan from being subject to the $1,000,000 limit of Code Section 162(m), the Plan provides that no one eligible person shall be granted any Awards with respect to more than 1,000,000 shares of Common Stock in any one calendar year if such grant would otherwise be subject to Code Section 162(m). Furthermore, if Code
Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an Award is not based solely on an increase in the value of the underlying Common Stock of the Company after the date of grant or award, the Compensation Committee can condition the grant, vesting, or exercisability of such an Award on the attainment of a preestablished objective performance goal. For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria: (a) cash flow,
(b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

     Federal Income Tax Consequences. The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. Stock options granted under the Plan are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and are not qualified under Section 401(a) of the Code.

     In general, there are no tax consequences to the optionee or to the Company on the grant of Non-Qualified Stock Options. On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the exercise price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Upon a subsequent disposition of the shares received under a Non-Qualified Stock Option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as capital gain or loss.

     Stock options granted under the Plan may qualify as ISOs within the meaning of Section 422 of the Code. There are no tax consequences to the optionee or to the Company on the grant of an ISO. Also, if an optionee exercises an ISO in accordance with its terms and does not dispose of the shares acquired within two years from the date of the grant of the ISO nor within one year from the date of exercise (the "Required Holding Periods"), an optionee will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on the exercise of an ISO. An optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee's gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee's gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares. If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of such disposition which will equal the excess, if any, of the lesser of (i) the amount realized on such disposition or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee's holding period. If an optionee disposes of such shares for less than the optionee's basis in the shares, the difference between the amount realized and the optionee's basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

     The excess of the fair market value of the shares acquired on the exercise date of an ISO over the exercise price of such option generally is required to be included in the optionee's alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject an optionee to the alternative minimum tax.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
          PROPOSAL 2 TO RATIFY AND APPROVE THE PLAN AND PLAN AMENDMENT

                             STOCKHOLDER PROPOSALS

     Stockholders who wish to have proposals for action at the Company's 2000 Annual Meeting of Stockholders considered for inclusion in next year's proxy statement and form of proxy must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than December 29, 1999. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the U.S. Securities and Exchange Commission.

                          INDEPENDENT PUBLIC AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. One or more representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

                                 ANNUAL REPORT

     The Company's 1998 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. In addition, a copy of the Company's 1998 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission, without exhibits, will be furnished without charge to stockholders upon written request. Such request should be addressed to Long Beach Financial Corporation, Investor Relations Department, 1100 Town and Country Road, Suite 1650, Orange, California 92868.

Orange, California
April 28, 1999

 STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN THE
  ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND
                     YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A




                        LONG BEACH FINANCIAL CORPORATION


                            1997 STOCK INCENTIVE PLAN












                             AS AMENDED AND RESTATED
                                  JUNE 1, 1999

                                TABLE OF CONTENTS


ARTICLE I PURPOSE OF PLAN................................................................................1


ARTICLE II EFFECTIVE DATE AND TERM OF PLAN...............................................................1

2.1 TERM OF PLAN.........................................................................................1
2.2 EFFECT ON AWARDS.....................................................................................1
2.3 STOCKHOLDER APPROVAL.................................................................................1

ARTICLE III SHARES SUBJECT TO PLAN.......................................................................1

3.1 NUMBER OF SHARES.....................................................................................1
3.2 SOURCE OF SHARES.....................................................................................1
3.3 AVAILABILITY OF UNUSED SHARES........................................................................2
3.4 ADJUSTMENT PROVISIONS................................................................................2
3.5 RESERVATION OF SHARES................................................................................3

ARTICLE IV ADMINISTRATION OF PLAN........................................................................3

4.1 ADMINISTERING BODY...................................................................................3
4.2 AUTHORITY OF ADMINISTERING BODY......................................................................3
4.3 NO LIABILITY.........................................................................................4
4.4 AMENDMENTS...........................................................................................4
4.5 OTHER COMPENSATION PLANS.............................................................................5
4.6 PLAN BINDING ON SUCCESSORS...........................................................................5
4.7 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES..............................................5
4.8 ISSUANCES FOR COMPENSATION PURPOSES ONLY.............................................................5
4.9 INVALID PROVISIONS...................................................................................6
4.10 GOVERNING LAW.......................................................................................6

ARTICLE V GENERAL AWARD PROVISIONS.......................................................................6

5.1 PARTICIPATION IN THE PLAN............................................................................6
5.2 AWARD DOCUMENTS......................................................................................6
5.3 EXERCISE OF STOCK OPTIONS............................................................................6
5.4 PAYMENT FOR AWARDS...................................................................................7
5.5 NO EMPLOYMENT RIGHTS.................................................................................7
5.6 RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS...................................................8
5.7 ADDITIONAL CONDITIONS................................................................................9
5.8 NO PRIVILEGES OF STOCK OWNERSHIP.....................................................................9
5.9 NONASSIGNABILITY.....................................................................................9
5.10 INFORMATION TO RECIPIENTS..........................................................................10
5.11 WITHHOLDING TAXES..................................................................................10
5.12 LEGENDS ON AWARDS AND STOCK CERTIFICATES...........................................................10

5.13 EFFECT OF TERMINATION OF EMPLOYMENT ON INCENTIVE AWARDS............................................10
   (a) Termination for Just Cause.......................................................................10
   (b) Termination Other than for Just Cause............................................................11
   (c) Alteration of Vesting and Exercise Periods.......................................................11
   (d) Leave of Absence.................................................................................11
5.14 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS.......................................................11

ARTICLE VI INCENTIVE AWARDS.............................................................................12

6.1 STOCK OPTIONS.......................................................................................12
   (a) Nature of Stock Options..........................................................................12
   (b) Option Exercise Price............................................................................12
   (c) Option Period and Vesting........................................................................12
   (d) Special Provisions Regarding Incentive Stock Options.............................................12
6.2 STOCK APPRECIATION RIGHTS...........................................................................13
   (a) Granting of Stock Appreciation Rights............................................................13
   (b) Stock Appreciation Rights Related to Options.....................................................13
   (c) Stock Appreciation Rights Unrelated to Options...................................................13
   (d) Limits...........................................................................................14
   (e) Payments.........................................................................................14
   (f) Rule 16b-3.......................................................................................14
6.3 STOCK PAYMENTS......................................................................................14
6.4 DIVIDEND EQUIVALENTS................................................................................14
6.5 STOCK BONUSES.......................................................................................14
6.6 STOCK SALES.........................................................................................14
6.7 PHANTOM STOCK.......................................................................................15
6.8 OTHER STOCK-BASED BENEFITS..........................................................................15

ARTICLE VII REORGANIZATIONS.............................................................................15

7.1 CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL............................................15
7.2 CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL................................................15

ARTICLE VIII DEFINITIONS................................................................................16

                        LONG BEACH FINANCIAL CORPORATION

                            1997 STOCK INCENTIVE PLAN



                                    ARTICLE I
                                 PURPOSE OF PLAN

         The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article VIII.

                                   ARTICLE II
                         EFFECTIVE DATE AND TERM OF PLAN

         2.1 TERM OF PLAN. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

         2.2 EFFECT ON AWARDS. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated, or expired in accordance with its terms and the terms of this Plan.

         2.3 STOCKHOLDER APPROVAL. This Plan shall be approved by the Company's stockholders within 12 months after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval shall be subject to such stockholder approval.

                                   ARTICLE III
                             SHARES SUBJECT TO PLAN

         3.1 NUMBER OF SHARES. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan shall be 3,750,000, subject to adjustment as set forth in Section 3.4; provided, however, that not more than ten percent (10%) of the maximum number of shares of Common Stock authorized under this Plan may be issued pursuant to Awards other than Stock Options.

         3.2 SOURCE OF SHARES. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

         3.3 AVAILABILITY OF UNUSED SHARES. Shares of Common Stock subject to unexercised portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award under this Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

         3.4      ADJUSTMENT PROVISIONS.

         (a) If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (2) the number and kind of shares or other securities subject to then outstanding Awards, and/or (3) the price for each share or other unit of any other securities subject to then outstanding Awards.

         (b) No fractional interests will be issued under this Plan resulting from any adjustments.

         (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

         (d) The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

         3.5 RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of shares of Common Stock as shall equal at least the number of shares of Common Stock subject to then outstanding Awards issuable in shares of Common Stock under this Plan.

                                   ARTICLE IV
                             ADMINISTRATION OF PLAN

         4.1      ADMINISTERING BODY.

         (a) Subject to the provisions of Section 4.1(b)(ii), this Plan shall be administered by the Board or by the Compensation Committee of the Board appointed pursuant to Section 4.1(b).

         (b)      (i)      The Board in its sole discretion may from time to
time appoint a Compensation Committee of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two) the number of members of the Compensation Committee, remove from membership on the Compensation Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Compensation Committee, whether caused by removal, resignation or otherwise. The Board may disband the Compensation Committee at any time and revest in the Board the administration of this Plan.

                  (ii)     Notwithstanding the foregoing provisions of this
         Section 4.1(b) to the contrary, as long as the Company is an Exchange Act Registered Company, (1) the Board shall appoint the Compensation Committee, (2) this Plan shall be administered by the Compensation Committee, and (3) each member of the Compensation Committee shall be a Nonemployee Director, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Compensation Committee shall, in addition to being a Nonemployee Director, be an Outside Director.

                  (iii) The Compensation Committee shall report to the Board the names of Eligible Persons granted Awards, the number of shares of Common Stock covered by each Award, and the terms and conditions of each such Award.

         4.2      AUTHORITY OF ADMINISTERING BODY.

         (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such Award Documents and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Awards shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

         (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, and such other terms and conditions applicable to each individual Incentive Award as the Administering Body shall determine. The Administering Body may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding or have previously been exercised as a whole or in part. The Administering Body may grant Incentive Awards singly, in combination or in tandem with other Incentive Awards, as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the Incentive Awards may be established by the Administering Body without regard to existing Incentive Awards or other grants.

         (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Compensation Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

         4.3 NO LIABILITY. No member of the Board or the Compensation Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

         4.4      AMENDMENTS.

         (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient to whom such Award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4), materially modify the requirements as to eligibility for participation in this Plan, extend the final date upon which Awards may be granted under this Plan, or otherwise materially increase the benefits accruing to Recipients in a manner not specifically contemplated herein, or affect this Plan's compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and stockholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

         (b) The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of the Recipient, at any time and from time to time after the grant of any Incentive Award accelerate or extend the vesting or exercise period of any Incentive Award as a whole or in part. Notwithstanding anything to the contrary herein, the Administering Body may only reduce the purchase or exercise price of any Incentive Award held by a Recipient subject to the approval by the stockholders. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

         (c) Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

         4.5 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

         4.6 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

         4.7 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

         4.8 ISSUANCES FOR COMPENSATION PURPOSES ONLY. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible employees or directors shall be made for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to consultants and advisors shall be made only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

         4.9 INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

         4.10 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of California, without giving effect to the principles of the conflicts of laws thereof.

                                    ARTICLE V
                            GENERAL AWARD PROVISIONS

         5.1      PARTICIPATION IN THE PLAN.

         (a) A person shall be eligible to receive grants of Incentive Awards under this Plan if, at the time of the grant of the Incentive Award, such person is an Eligible Person.

         (b) Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

         (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Incentive Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

         5.2      AWARD DOCUMENTS.

         (a) Each Award granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Compensation Committee's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Compensation Committee may in its discretion determine. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Compensation Committee.

         (b) In case of any conflict between this Plan and any Award Document, this Plan shall control.

         5.3 EXERCISE OF STOCK OPTIONS. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Documents) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Stock Option. A Stock Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.12 or other applicable section of or regulation under the IRC.

         5.4      PAYMENT FOR AWARDS.

         (a) The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

         (b) The Company may assist any person to whom an Award is granted hereunder (including without limitation any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

         (c) In the discretion of the Administering Body, Awards may be exercised by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity incentive awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 5.11.

         5.5 NO EMPLOYMENT RIGHTS. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding.

         5.6      RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

         (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

         (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying shares have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying shares of Common Stock covered by any Award unless the Awards and underlying shares may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying shares for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

         5.7 ADDITIONAL CONDITIONS. Any Incentive Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body determines appropriate including without limitation provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

         5.8 NO PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

         5.9 NONASSIGNABILITY. No Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

         5.10     INFORMATION TO RECIPIENTS.

         (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

         (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this
Section 5.10(b) (which acknowledgment shall not be a condition to Recipient's obligations under this Section 5.10(b)).

         5.11 WITHHOLDING TAXES. Whenever the granting, vesting or exercise of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award.

         5.12 LEGENDS ON AWARDS AND STOCK CERTIFICATES. Each Award Document and each certificate representing shares acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

         5.13     EFFECT OF TERMINATION OF EMPLOYMENT ON INCENTIVE AWARDS.

         (a) TERMINATION FOR JUST CAUSE. Subject to Section 5.13(c), and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

         (b) TERMINATION OTHER THAN FOR JUST CAUSE. Subject to Section 5.13(c), and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Recipient's termination of employment for:

                  (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or normal retirement, the Recipient's Stock Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) 30 days after the date of employment termination.

                  (ii) death, Permanent Disability or normal retirement, the Recipient's unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) six months after the date of employment termination.

         (c) ALTERATION OF VESTING AND EXERCISE PERIODS. Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to exercise Stock Options following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Stock Options or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Stock Options shall be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Stock Options that had not become exercisable on or prior to the date of such termination.

         (d) LEAVE OF ABSENCE. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of a Stock Option as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option be exercisable after the date such Stock Options would expire in accordance with its terms had the Recipient remained continuously employed.

         5.14 LIMITS ON AWARDS TO ELIGIBLE PERSONS. Notwithstanding any other provision of this Plan, (a) in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any Awards with respect to more than 1,000,000 shares of Common Stock in any one calendar year; (b) no one Nonemployee Director of the Company shall be granted any Awards with respect to more than 30,000 shares of Common Stock in any one calendar year; and (c) no more than an aggregate of 300,000 shares of Common Stock may be issued pursuant to Awards granted to Nonemployee Directors of the Company. The limitations set forth in this Section
5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII, but, in the case of clause (a) above, only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

                                   ARTICLE VI
                                INCENTIVE AWARDS

         6.1      STOCK OPTIONS.

         (a) NATURE OF STOCK OPTIONS. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

         (b) OPTION EXERCISE PRICE. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option. Subject to approval by the stockholders, the Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

         (c) OPTION PERIOD AND VESTING. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than l0 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

         (d)      SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.

                  (i) Notwithstanding anything in this Section 6.1 to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and
(B) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

                  (ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

                  (iii) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options.

         6.2      STOCK APPRECIATION RIGHTS.

         (a) GRANTING OF STOCK APPRECIATION RIGHTS. The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

         (b)      STOCK APPRECIATION RIGHTS RELATED TO OPTIONS.

                  (i) A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.2(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

                  (ii) A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable.

                  (iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

         (c) STOCK APPRECIATION RIGHTS UNRELATED TO OPTIONS. The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons. Section 6.2(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option exercise price specified in the related Stock Option the initial base amount specified in the Incentive Award shall be used.

         (d) LIMITS. Notwithstanding the foregoing, the Administering Body, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

         (e) PAYMENTS. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Administering Body, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

         (f) RULE 16b-3. The Administering Body may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 (or any other comparable provisions in effect at the time or times in question).

         6.3 STOCK PAYMENTS. The Administering Body may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

         6.4 DIVIDEND EQUIVALENTS. The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Incentive Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the Applicable Dividend Period. Dividend Equivalents may be paid in cash, Common Stock or other Incentive Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine.

         6.5 STOCK BONUSES. The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

         6.6 STOCK SALES. The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

         6.7 PHANTOM STOCK. The Administering Body is authorized to grant Awards of Phantom Stock. Phantom Stock is a cash bonus granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

         6.8 OTHER STOCK-BASED BENEFITS. The Administering Body is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that (i) by their terms might involve the issuance or sale of Common Stock or (ii) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

                                   ARTICLE VII
                                 REORGANIZATIONS

         7.1 CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL. If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

         7.2 CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless
(a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or
(ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the Recipient's

Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

                                  ARTICLE VIII
                                   DEFINITIONS

         Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

         "ADMINISTERING BODY" shall mean the Board as long as no Compensation Committee has been appointed and is in effect and shall mean the Compensation Committee as long as the Compensation Committee is appointed and in effect.

         "AFFILIATED ENTITY" means any Parent Corporation or Subsidiary Corporation.

         "APPLICABLE DIVIDEND PERIOD" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, Stock Appreciation Right, or other Incentive Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administering Body may specify in the written instrument evidencing the grant of the Dividend Equivalent.

         "AWARD" means any Incentive Award.

         "AWARD DOCUMENT" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

         "BOARD" means the Board of Directors of the Company.

         "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

         (a) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

         (b) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

         (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

                  (i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing five percent (5%) or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                  (ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

         (d) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

         Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining thirty percent (30%) or greater ownership has elected its representatives to the Company's board of directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of Employee's employment.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the common stock of the Company, par value $.001 per share, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

         "COMPANY" means Long Beach Financial Corporation, a Delaware corporation.

         "COMPENSATION COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

         "DIVIDEND EQUIVALENT" means a right granted by the Company under
Section 6.5 to a holder of a Stock Option, Stock Appreciation Right or other Incentive Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Incentive Award.

         "EFFECTIVE DATE" means February 18, 1997, which is the date this Plan was adopted by the Board.

         "ELIGIBLE PERSON" shall include directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

         "EXPIRATION DATE" means the tenth anniversary of the Effective Date.

         "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (A) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Compensation Committee on the basis of such factors as it may deem appropriate.

         "INCENTIVE AWARD" means any Stock Option, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

         "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

         "IRC" means the Internal Revenue Code of 1986, as amended.

         "JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet Company objectives;
(iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while the Recipient is employed by the Company, without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administering Body determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

         "NONEMPLOYEE DIRECTOR" means any director of the Company who qualifies as a "nonemployee director" within the meaning of Rule 16b-3.

         "NONQUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

         "OTHER STOCK-BASED BENEFITS" means an Incentive Award granted under
Section 6.9 of this Plan.

         "OUTSIDE DIRECTOR means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

         "PARENT CORPORATION" means any Parent Corporation as defined in Section 424(e) of the IRC.

         "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

         "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Compensation Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earning before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

         "PERSON" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

         "PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Compensation Committee with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in
Section 22(e) of the IRC.

         "PHANTOM STOCK" means an Incentive Award granted under Section 6.8 of this Plan.

         "PLAN" means this 1997 Stock Incentive Plan of the Company.

         "PLAN TERM" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

         "RECIPIENT" means a person who has received an Award under this Plan.

         "REORGANIZATION" means any merger, consolidation or other reorganization.

         "RULE 16b-3" means Rule 16b-3 under the Exchange Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SIGNIFICANT STOCKHOLDER" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

         "STOCK APPRECIATION RIGHT" means a right granted under Section 6.3 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

         "STOCK BONUS" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.6 of this Plan as a bonus for services rendered or for any other valid consideration under applicable law.

         "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

         "STOCK OPTION" means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

         "STOCK SALE" means a sale of Common Stock to an Eligible Person under
Section 6.7 of this Plan.

         "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in
Section 425(f) of the IRC.

                                                                      APPENDIX B

                           [Front side of Proxy Card]


                        LONG BEACH FINANCIAL CORPORATION
                     1100 TOWN AND COUNTRY ROAD, SUITE 1650
                                ORANGE, CA 92868
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints M. Jack Mayesh and Edward Resendez, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Long Beach Financial Corporation (the "Company") held of record by the undersigned on April 15, 1999, at the Annual Meeting of Stockholders to be held on June 1, 1999, and at any adjournments thereof. The proposals referred to on the reverse side are described in the Proxy Statement for the Annual Meeting of Stockholders dated April 28, 1999.

                    IMPORTANT - PLEASE SIGN ON REVERSE SIDE


                           [Back side of Proxy Card]

1.    ELECTION OF DIRECTORS.

      [ ]  FOR                                     [ ]  WITHHOLD AUTHORITY
           all nominees listed below                    to vote for all nominees
           (except as withheld in the                   listed below
           space provided below)


           NOMINEES:
           David S. Engelman
           M. Jack Mayesh

      Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

      --------------------------------------------------------------------------

2. RATIFY AND APPROVE THE COMPANY'S 1997 STOCK INCENTIVE PLAN (THE "PLAN"), INCLUDING AN AMENDMENT PROVIDING FOR A 750,000 SHARE INCREASE TO THE AGGREGATE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN.

      [ ]  FOR             [ ]  AGAINST                         [ ]   ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 3.


PLEASE MARK, SIGN, DATE AND             ----------------------------------------
RETURN THIS PROXY CARD PROMPTLY                       (Signature)
USING THE ENCLOSED ENVELOPE.
                                        ---------------------------------------
                                                      (Signature)

                                        Dated:  _______________________, 1999

                                        Please sign your name exactly as it
                                        appears hereon. When shares are held by
                                        joint tenants, both should sign. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in full partnership name by
                                        authorized person.


[Note: Proxy card size is 7-3/8 by 3-1/4 inches.]